Exhibit 10.3

January 12, 2021

Northern Genesis Sponsor II LLC

Attention: Managing Member

RE:	Private Placement Warrant Subscription Agreement

Ladies and Gentlemen:

Northern Genesis Acquisition Corp. II (the “Company”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (the “Securities Act”), in connection with its initial public offering (“IPO”). The Company currently anticipates selling units in the IPO, each comprised of one share of common stock, par value $0.0001 per share, of the Company (“Common Stock”) and one-third of one warrant, each whole warrant (“Warrant”) to purchase one share of Common Stock.

Pursuant to this letter agreement (this “Agreement”), the Company and Northern Genesis Sponsor II LLC, a Delaware limited liability company (the “Sponsor”) hereby confirm (a) the subscription by Sponsor for the purchase from the Company in a private placement of the Initial Warrants and Additional Warrants (each as defined below and, collectively, the “Private Placement Warrants”), and (b) the other terms and conditions of such purchase as set forth in this Agreement, which terms and conditions shall be binding on Sponsor and (except as otherwise provided herein) each successive holder of such Private Placements and related Private Placement Securities (as defined below) (each, a “Holder”) from and after the date first set forth above.

1.                  Subscription for Private Placement Warrants.

1.1              Sponsor hereby commits to purchase from the Company an aggregate of 5,966,667 Warrants (the “Initial Warrants”) at $1.50 per Initial Warrant, for an aggregate purchase price of $8,950,000 (the “Initial Purchase Price”). Additionally, if the underwriters in the IPO exercise their over-allotment option in full or part, Sponsor further commits to purchase a percentage of an additional 720,000 Warrants (“Additional Warrants”), for an aggregate purchase price of up to $1,080,000 (the “Over-Allotment Purchase Price” and together with the Initial Purchase Price, the “Purchase Price”), equal to the same percentage of the underwriter’s over-allotment option that is exercised.

1.2              The consummation of the purchase and issuance of the Initial Warrants and Additional Warrants (if any) shall occur simultaneously with the consummation of the IPO and over-allotment option, respectively. At least 24 hours prior to the effective date (“Effective Date”) of the Company’s registration statement filed in connection with the IPO (“Registration Statement”), Sponsor will cause the Purchase Price to be paid in immediately available funds by wire transfer in accordance with written instructions provided by the Company. Upon expiration of the over-allotment option, the Company shall cause any unused portion of the Over-Allotment Purchase Price paid by Sponsor to be returned to Sponsor. If the Company does not complete the IPO within thirty (30) days from the Effective Date, the Company will cause the Purchase Price (without interest) to be returned to Sponsor.

2.                  Terms of Private Placement Warrants.

2.1              The terms of the Private Placement Warrants shall be identical to the other Warrants of the Company, except that they will not be redeemable and will be exercisable on a cashless basis so long as they are held by Sponsor or any of its Permitted Transferees, as more particularly described in that certain Warrant Agreement to be entered into by the Company and Continental Stock Transfer & Trust Company prior to or upon the closing of the IPO. For the avoidance of doubt, shares issuable upon the exercise of any Private Placement Warrants do not constitute “IPO Shares” as to be defined in the Company’s Amended and Restated Certificate of Incorporation, as the same may be amended from time to time (the “Certificate of Incorporation”). In addition, the Private Placement Warrants and other Private Placement Warrant Securities (defined below) are subject to the terms of this Agreement until the expiration of all restrictions and obligations hereunder with respect to the Private Placement Securities.

2.2              As used herein, “Private Placement Warrant Securities” means, and the restrictions and other terms of this Agreement shall apply to, (a) the Private Placement Warrants originally issued to Sponsor pursuant to this Agreement, and the shares of Common Stock for which any such Private Placement Warrants may be exercised, (b) any new, substituted or additional securities that are distributed with respect to any of the foregoing without payment of additional consideration pursuant to a stock dividend, a stock split, a recapitalization or a similar transaction, and (c) any securities into which any of the foregoing may be converted or that may be issued in exchange for any of the foregoing, including pursuant to any Business Combination.

2.3              For the avoidance of doubt, the provisions of this Agreement shall not apply to any Warrants, shares of Common Stock, or other securities of the Company, other than the Private Placement Warrant Securities, that may from time to time be held by any Holder, including any shares of Common Stock or other securities of the Company purchased in any other private placement, the IPO, or the open market, or that are issued upon the exercise or conversion of any warrants or other convertible securities of the Company other than Private Placement Warrant Securities.

3.                  Voting of Certain Common Stock in relation to a Business Combination. If, following the exercise of any Private Placement Warrants, the Company solicits approval of its stockholders of a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”), each Holder agrees to vote all shares of Common Stock issued upon exercise of such Private Placement Warrants (or otherwise constituting Private Placement Warrant Securities) that are then held thereby in favor of such Business Combination.

4.                  No Redemption Rights. Each Holder hereby acknowledges that the Certificate of Incorporation will not grant to the holder of any Private Placement Warrant Securities the right to cause any such Private Placement Warrant Securities to be converted into cash or redeemed in connection any vote to approve a Business Combination or in connection with any vote to amend Article Sixth of the Certificate of Incorporation. In addition, if the Company provides all holders of its Common Stock with an opportunity to sell their shares to the Company, effective upon consummation of such Business Combination, for cash through a tender offer, each Holder hereby agrees not to tender or sell in such tender offer any shares of Common Stock that constitute Private Placement Warrant Securities.

5.                  No Right to Trust Account. Each Holder hereby acknowledges that the Certificate of Incorporation will not grant to the holder of any Private Placement Warrant Securities any right to distributions by the Company from the trust account which will be established for the benefit of the Company’s public stockholders and into which substantially all of the proceeds of the IPO will be deposited (the “Trust Account”) in the event of a liquidation of the Company, including upon the Company’s failure to timely complete an initial Business Combination, and hereby waives any and all right, title, interest or claim of any kind in or to any distributions from the Trust Account in respect of any Private Placement Warrant Securities.

6.                  Lock-up.

6.1              Subject to the exceptions set forth herein, each Holder agrees that such Holder shall not, during the Lock-up Period without the prior written consent of the Company, sell or otherwise dispose of or enter into any agreement to sell or otherwise dispose of title to any Private Placement Warrant Securities that are or become held by such Holder during the Lock-up Period (each, a “Transfer”). As used herein, “Lock-up Period” means the period of time from the date hereof through and including the earliest of (a) the day that is 30 days after the closing of a Business Combination; or (b) the completion, following any Business Combination, of any liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s securityholders having the right to exchange their Common Stock for cash, securities or other property.

6.2              Notwithstanding any other provision of this Agreement, the restrictions set forth in Section 6.1 shall not apply to any of the following (the transferee in any such Transfer, a “Permitted Transferee”):

6.2.1        Transfers between a Holder and (a) any Related Person of such Holder, (b) Sponsor or any person or entity that at the time of the applicable Transfer is, or immediately prior to the closing of a Business Combination was, an officer, manager, or member of Sponsor, (c) any person that at the time of the applicable Transfer is, or immediately prior to the closing of a Business Combination was, an officer or director of the Company, (d) any Related Person of any of the foregoing, or (e) any entity that is controlled by any combination of any of the foregoing; provided, however, that each such transferee must agree in writing for the express benefit of and in form reasonably acceptable to the Company to be bound by this Agreement with respect to (and solely with respect to) the Private Placement Warrant Securities that are so transferred to such transferee;

6.2.2        In the case of a Holder that is a natural Person, Transfers by virtue of laws of descent and distribution upon death of such Holder, and Transfers pursuant to a qualified domestic relations order; provided, however, that each such transferee must agree in writing for the express benefit of and in form reasonably acceptable to the Company to be bound by this Agreement with respect to (and solely with respect to) the Private Placement Warrant Securities that are so transferred to such transferee;

6.2.3        In the case of a Holder that is an entity, Transfers by virtue of the laws of the jurisdiction of an entity’s organization and the entity’s organizational documents upon dissolution of the entity; provided, however, that each such transferee must agree in writing for the express benefit of and in form reasonably acceptable to the Company to be bound by this Agreement with respect to (and solely with respect to) the Private Placement Warrant Securities that are so transferred to such transferee;

6.2.4        Following the closing of a Business Combination, any bona fide hypothecation or pledge of or other grant of a security interest in any Private Placement Warrant Securities as security for indebtedness, and any Transfer of any such Private Placement Warrant Securities as a result of enforcement of rights and remedies thereunder; provided, however, that (a) no public disclosure or filing with respect thereto shall be made during the Lock-up Period except to the extent required by law, and (b) if the transferee pursuant to any such arrangement is a person or entity to which such Private Placement Warrant Securities may be Transferred pursuant to Section 6.2.1, such Private Placement Warrant Securities shall remain subject to this Agreement notwithstanding such transfer, and such transferee must agree in writing for the express benefit of and in form reasonably acceptable to the Company to be bound by this Agreement with respect to (and solely with respect to) the Private Placement Warrant Securities that are so transferred to such transferee;

6.2.5        any transfer to or exchange with the Company (or successor issuer of Private Placement Warrant Securities) to effectuate any stock split, reverse stock split, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change; provided, however, that any Warrants or shares of Common Stock or other securities of the Company (or successor issuer of Private Placement Warrant Securities) that are acquired as a result thereof shall constitute Private Placement Warrant Securities and be subject to the restrictions on Transfer set forth in this Agreement to the same extent as Private Placement Warrant Securities so transferred or exchanged.

6.3              As used herein, “Related Person” means (a) in the case of a Holder that is an entity, any securityholder, partner, member or affiliate (as defined below) of such Holder; and (b) in the case of a Holder that is a natural person, (i) any member of such Holder’s immediate family (as defined below), (ii) any trust, the beneficiaries of which are such Holder, any Related Person of such Holder, and/or any charitable organization, or the assets of which are deemed for federal income tax purposes to be owned by such Holder and/or one or more Related Persons of such Holder, or (iii) any entity that is directly or indirectly controlled by such Holder and/or any combination of any of the foregoing. For purposes of the foregoing, (A) “immediate family” of a specified person means his or her spouse or domestic partner, any parent of such specified person or of his or her spouse or domestic partner, or any lineal descendant of any of the foregoing (including by adoption), (B) “affiliate” of a specified person or entity means any other person or entity that directly, or indirectly through one or more other affiliates, controls or is controlled by, or is under common control with, the specified person or entity, and (C) “control” means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, and, in the case of a fund, includes the power to direct or cause the direction of the investment decisions of such fund, whether through authority as the manager, investment manager, general partner, or otherwise.

7.                  Securities Law Restrictions; Registration Rights.

7.1              Each Holder agrees not to sell, transfer or otherwise dispose of all or any part of the Private Placement Warrant Securities unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws with respect to the Private Placement Warrant Securities proposed to be transferred shall then be effective or (b) the Company has received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the Securities and Exchange Commission (“SEC”) thereunder and with all applicable state securities laws.

7.2              Restrictive Legends. Prior to registration pursuant to the Registration Rights Agreement described below, all certificates representing any Private Placement Warrant Securities shall have endorsed thereon legends substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL, IS AVAILABLE.”

7.3              Registration Rights. Each Holder acknowledges that the Private Placement Warrants are being purchased pursuant to an exemption from the registration requirements of the Securities Act and that the Private Placement Warrant Securities will become freely tradable only after certain conditions are met or they are registered pursuant to a Registration Rights Agreement to be entered into by Sponsor and the Company in connection with the closing of the IPO (the “Registration Rights Agreement”).

8.                  Additional Agreements and Acknowledgements.

8.1              Waiver of Claims Against Trust. Each Holder hereby acknowledges and agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, except for redemption and liquidation rights, if any, that such Holder may have in respect of any shares of Common Stock sold in the IPO (“Public Shares”) held from time to time by such Holder. Each Holder agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, such Holder may have in respect of any Public Shares held by such Holder from time to time. In the event that the Holder has any Claim against the Company under this Agreement, the Holder shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account.

8.2              Disclosure. Each Holder hereby acknowledges and consents to the disclosure of the existence and terms of this Agreement, including without limitation in the Registration Statement and to the filing of this Agreement with the SEC as an exhibit to the Registration Statement.

9.                  Representations and Warranties.

9.1              Representations and Warranties of Sponsor. Except for the specific representations and warranties contained in this Section 9.1 and in any certificate or agreement delivered pursuant hereto, none of Sponsor nor any person acting on behalf of Sponsor nor any of Sponsor’s affiliates (the “Sponsor Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Sponsor and this offering, and Sponsor hereby disclaims any such representation or warranty. Sponsor hereby represents and warrants to the Company as follows:

9.1.1        Organization and Authority. Sponsor is validly existing and in good standing under the laws of the state of its organization and possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. All entity action on the part of Sponsor necessary for the authorization, execution, delivery, and performance of this Agreement by Sponsor and the consummation by Sponsor of the transactions contemplated hereby has been taken. This Agreement, when executed and delivered by the Company, will constitute a legal, valid and binding agreement of Sponsor, enforceable against Sponsor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

9.1.2        No Conflicts or Consents. The execution, delivery and performance of this Agreement and the consummation by the Sponsor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (a) the formation and governing documents of the Sponsor, (b) any agreement, indenture or instrument to which the Sponsor is a party, (c) any law, statute, rule or regulation to which the Sponsor is subject, or (d) any agreement, order, judgment or decree to which the Sponsor is subject. No governmental, administrative or other third party consents or approvals are required on the part of Sponsor in connection with the transactions contemplated by this Agreement

9.1.3        No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting Sponsor which (a) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (b) question the validity or legality of any such transactions or seek to recover damages or to obtain other relief in connection with any such transactions.

9.1.4        No Brokers. No broker, finder or similar intermediary has acted for or on behalf of Sponsor or any of its respective affiliates in connection with this Agreement or the transactions contemplated hereby and no broker, finder, agent or similar intermediary is entitled to any broker’s, finder’s or similar fee or other commission in connection therewith.

9.1.5        Experience, Financial Capability and Suitability. Sponsor is: (a) sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Private Placement Warrant Securities and (b) able to bear the economic risk of its investment in the Private Placement Warrant Securities for an indefinite period of time because the Private Placement Warrant Securities have not been registered under the Securities Act and therefore cannot be resold unless subsequently registered under the Securities Act or an exemption from such registration is available. Sponsor is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Sponsor must bear the economic risk of this investment until the Private Placement Warrant Securities are sold pursuant to an effective registration statement under the Securities Act or an exemption from registration available with respect to such sale. Sponsor is able to bear the economic risks of an investment in the Placement Warrant Securities and to afford a complete loss of Sponsor’s investment in the Private Placement Warrant Securities.

9.1.6        Access to Information; Independent Investigation. Prior to the execution of this Agreement, Sponsor has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, Sponsor has relied solely on Sponsor’s own knowledge and understanding of the Company and its business based upon Sponsor’s own due diligence investigation and the information furnished pursuant to this paragraph.

9.1.7        Accredited Investor. Sponsor is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act and acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption applicable to “accredited investors” or similar exemptions under federal and state law.

9.1.8        Investment Purposes. Sponsor is purchasing the Private Placement Warrants solely for investment purposes, for the Sponsor’s own account and not for the account or benefit of any other person, and not with a view towards the distribution or dissemination thereof. The Sponsor did not enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act.

(i)                 Certain Acknowledgments. Sponsor understands that (a) no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Private Placement Warrant Securities; (b) no public market now exists for the Private Placement Warrant Securities, and the Company has made no assurances that a public market will ever exist for the Private Placement Warrant Securities; and (c) its agreement to purchase the Private Placement Warrants involves a high degree of risk which could cause Sponsor to lose all or part of its investment.

9.1.9        Restrictions on Transfer; Shell Company. Sponsor understands the Private Placement Warrants are being offered in a transaction not involving a public offering within the meaning of the Securities Act. Sponsor understands the Private Placement Warrant Securities will be “restricted securities” as defined in Rule 144(a)(3) under the Securities Act and Sponsor understands that any certificates representing the Private Placement Warrant Securities will contain a legend in respect of such restrictions. If in the future the Sponsor decides to offer, resell, pledge or otherwise transfer any Private Placement Warrant Securities, such Private Placement Warrant Securities may be offered, resold, pledged or otherwise transferred only in accordance with the provisions of Section 7.1 hereof. Sponsor agrees that if any transfer of its Private Placement Warrant Securities or any interest therein is proposed to be made, as a condition precedent to any such transfer, Sponsor may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or an exemption, the Sponsor agrees not to resell and Private Placement Warrant Securities. Sponsor further acknowledges that because the Company is a shell company, Rule 144 may not be available to the Sponsor for the resale of the Private Placement Warrant Securities until at least one year following consummation of the initial business combination of the Company, despite technical compliance with the certain requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

(ii)              Residence. Sponsor’s principal place of business is the office or offices located at the address of Sponsor set forth on the signature page hereof.

(iii)            Non-Reliance. Except for the specific representations and warranties expressly made by the Company in Section 9.2 of this Agreement and in any certificate or agreement delivered pursuant hereto, Sponsor has not relied and is not relying upon any other representations or warranties that may have been made by any of the Company Parties (defined below) in connection with the transactions contemplated by this Agreement.

9.2              Representations and Warranties of the Company. Except for the specific representations and warranties contained in this Section 9.2 and in any certificate or agreement delivered pursuant hereto, none of the Company nor any person acting on behalf of the Company nor any of the Company’s affiliates (the “Company Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company and this offering, and the Company hereby disclaims any such representation or warranty. The Company hereby represents and warrants to Sponsor as follows:

9.2.1        Organization and Authority. The Company is duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. All entity action on the part of the Company necessary for the authorization, execution, delivery, and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby has been taken. This Agreement, when executed and delivered by Sponsor, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

9.2.2        No Conflicts or Consents. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (a) the organizational documents of the Company, (b) any agreement, indenture or instrument to which the Company is a party, (c) any law, statute, rule or regulation to which the Company is subject, or (d) any agreement, order, judgment or decree to which the Company is subject. Assuming the accuracy of the representations and warranties made by the Purchaser in this Agreement, no governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of the Company in connection with the transactions contemplated by this Agreement, other than such state “blue sky,” FINRA and New York Stock Exchange consents and approvals as may be required.

9.2.3        No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Company which (a) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (b) question the validity or legality of any such transactions or seek to recover damages or to obtain other relief in connection with any such transactions.

9.2.4        Title to Securities. The Private Placement Warrants issued to Sponsor hereunder were duly and validly issued, fully paid and non-assessable, and Purchaser has received good title to such Private Placement Warrant, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions under federal and state securities laws, and (b) liens, claims or encumbrances imposed due to the actions of the Purchaser. When any shares of Common Stock are issued upon any exercise of any Private Placement Warrants issued to Sponsor hereunder, such shares of Common Stock will be duly and validly issued, fully paid and non-assessable, and Purchaser will receive good title to such shares of Common Stock, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder (if then in effect) and under federal and state securities laws, and (b) liens, claims or encumbrances imposed due to the actions of the Purchaser.

9.2.5        No General Solicitation. No form of general solicitation or general advertising within the meaning of Regulation D of the Securities Act was used by the Company or any of its representatives in connection with the offer and sale of the Private Placement Warrants.

9.2.6        No Disqualifying Event. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii-iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

9.2.7        No Brokers. No broker, finder or similar intermediary has acted for or on behalf of the Company or any of its respective affiliates in connection with this Agreement or the transactions contemplated hereby and no broker, finder, agent or similar intermediary is entitled to any broker’s, finder’s or similar fee or other commission in connection therewith.

9.2.8        Non-Reliance. Except for the specific representations and warranties expressly made by the Sponsor in Section 9.1 and in any certificate or agreement delivered pursuant hereto, the Company has not relied and is not relying upon any other representations or warranties that may have been made by any of the Sponsor Parties in connection with the transactions contemplated by this Agreement.

10.              General.

10.1          Further Assurances. The Company and each Holder agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

10.2          Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications sent to the Holder shall be sent to the Holder at the address set forth on the signature page to this Agreement, and to the Company shall be sent to the following address, or in either case to such other address as such party my specify by written notice to the other party:

Northern Genesis Acquisition Corp. II

4801 Main Street, Suite 1000

Kansas City, MO 64112

Attn: Chief Financial Officer

Email: ken.manget@northerngenesis.com

with a copy to the Company’s counsel at:

Husch Blackwell LLP

4801 Main Street, Suite 100

Kansas City, Missouri 64112

Attn: James G. Goettsch

E-mail: jim.goettsch@huschblackwell.com

10.3          Entire Agreement. This Agreement together with the Registration Rights Agreement and any other agreements that are delivered pursuant hereto or referenced herein, constitute the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

10.4          Amendments; Waivers. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto and may be waived only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, and any such waiver shall be effective only in the specific instance and for the purpose for which it was given and shall not constitute a continuing waiver.

10.5          Assignment. Except for an assignment of the rights and obligations of a Holder hereunder with respect to any Private Placement Warrant Securities that are Transferred in accordance with the terms of this Agreement, no Holder can assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of the Company. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding on each Stockholder and each of its respective successors, heirs and transferees.

10.6          No Third-Party Beneficiaries. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

10.7          Governing Law; Jurisdiction. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof. Each Party hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, irrevocably submits to such jurisdiction, and waives any objection that such courts represent an inconvenient forum.

10.8          Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

10.9          No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

10.10      Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

10.11      Headings and Captions. The headings and captions of the various sections of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

10.12      Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first set forth above.

SPONSOR:

NORTHERN GENESIS SPONSOR II LLC

By:	/s/ Ian Robertson
Name: Ian Robertson Title: Managing Member

Address for Notices: Northern Genesis Sponsor II LLC 4801 Main Street, Suite 1000 Kansas City, Missouri 64112 Attention: Managing Member Email: ian.robertson@northerngenesis.com

COMPANY:

NORTHERN GENESIS ACQUISITION CORP. II

By:	/s/ Ian Robertson
Name: Ian Robertson Title: Chief Executive Officer

[Signature Page to Private Placement Subscription Agreement]